SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                          June 30, 2004 (June 30, 2004)


                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-09498                   76-0437769
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)




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Item 5.    Other Events and Required Regulation FD Disclosure.

     On June 30, 2004, the Company issued a press release announcing that that it has been added to the Russell 3000 Index effective June 25, 2004. The Russell family of 21 U.S. indexes is designed to be a comprehensive representation of approximately 98% of the U.S. equity market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Annual updates to the Russell indexes are closely followed by investors because these indexes are now used as a model for more than $365 billion in passive investment funds.

     The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release

Item 12.   Results of Operations and Financial Condition.

          None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MISSION RESOURCES CORPORATION

Date: June 30, 2004                      By:   /s/ Ann Kaesrmann
                                               ---------------------------------
                                         Name:     Ann Kaesermann
                                         Title:    Vice President Accounting and
                                                   Investor Relations, CAO